SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2003

Echelon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29748	77-0203595
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

550 Meridian Ave.,	95126
San Jose, California	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 938-5200

(Former name or former address, if changed since last report.)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 14, 2003, of Echelon Corporation (solely furnished and not filed herewith, pursuant to Item 12).

Item 12.	Results of Operations and Financial Condition

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information is furnished (not filed) as Exhibit 99.1 hereto. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 14, 2003, Echelon Corporation issued a press release reporting on its results of operations for the quarter ended September 30, 2003. The full text of this press release is furnished in this report, pursuant to Item 12 hereof, as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHELON CORPORATION

Dated: October 14, 2003

	By:	/s/ Oliver R. Stanfield

Oliver R. Stanfield Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 14, 2003, of Echelon Corporation (solely furnished and not filed herewith, pursuant to Item 12).